Reconciliations and Financial Slides
from the Safeway Investor Conference

March 6, 2012

Safe Harbor Language

This presentation may contain forward-looking statements. Such statements may relate to topics such as sales, margins, earnings estimates, guidance, free cash flow, capital spending, and other related subjects.

These statements are based on Safeway's current plans and expectations and are subject to risks and uncertainties that could cause actual events and results to vary significantly from those implied by such statements. We ask you to refer to Safeway's reports and filings with the SEC for a further discussion of these risks and uncertainties.

Reconciliation of Diluted EPS
		2011G
	2011	Low	High

Diluted earnings per share	$1.49	$1.45	$1.65

Tax effect of Canadian dividend	0.29	0.22	0.22

Diluted earnings per share, before Canadian dividend	$1.78	$1.67	$1.87

Reconciliation of GAAP Cash Flow
Measure to Free Cash Flow *
(In Millions)
	2011 Original Guidance
	Low	High	2011	2010	2009	2008	2007	2006	2005
Net cash flow from operating activities	$1,750	$1,850	$2,024	$1,850	$2,549	$2,251	$2,190	$2,175	$1,881
(Increase) decrease in payables related to third-party gift cards, net of receivables	—	—	(294)	7	(170)	(24)	(84)	(71)	(48)
Interest earned on favorable income tax settlement, net of tax	—	—	—	—	—	—	—	(63)	—
Net cash flow from operating activities, as adjusted	1,750	1,850	1,730	1,857	2,379	2,227	2,106	2,041	1,833
Net cash flow used by investing activities	(1,000)	(1,000)	(1,015)	(799)	(889)	(1,546)	(1,686)	(1,735)	(1,314)
Cash used for investments and other business acquisitions			36	—	—	—	—	50	—
Net cash flow used by investing activities, as adjusted	(1,000)	(1,000)	(979)	(799)	(889)	(1,546)	(1,686)	(1,685)	(1,314)
Free cash flow	$750	$850	$751	$1,058	$1,490	$681	$420	$356	$519

Stock buyback			$1,554	$621	$885	$360	$226	$318	$—
Dividends			$188	$168	$153	$132	$112	$96	$45
Total cash returned			$1,742	$789	$1,038	$492	$338	$414	$45
Percent of free cash flow			232%	75%	70%	72%	80%	116%	9%

* Free cash flow is calculated as (1) net cash flow from operating activities adjusted to exclude payables related to third-party gift cards, net of receivables, less (2) net cash flow used by investing activities adjusted to exclude cash used by investments and business acquisitions. Cash from the sale of third-party gift cards is held for a short period of time and then remitted, less our commission, to card partners. Because this cash flow is temporary, it is not available for other uses, and it is therefore excluded from our calculation of free cash flow. We add back cash used by investments and business acquisitions to our calculation of free cash flow in order to provide a more accurate indication of our capacity to apply our available free cash flow to its intended uses. No forecast was made for these items.

Reconciliation of GAAP Cash Flow
Measure to Free Cash Flow
(In Millions)
	2012F		2013F		2014F		2015F		2016F
	Low	High	Low	High	Low	High	Low	High	Low	High

Net cash flow from operating activities	$1,700	$1,800	$1,900	$2,000	$2,000	$2,100	$2,100	$2,200	$2,200	$2,300
Net cash used by investing activities	(850)	(850)	(900)	(900)	(900)	(900)	(900)	(900)	(900)	(900)
Free cash flow	$850	$950	$1,000	$1,100	$1,100	$1,200	$1,200	$1,300	$1,300	$1,400

Reconciliation of Operating Profit Margin BP Change
Excluding Fuel, Gross Presentation of Gift Card Commissions, Unusual Items and LIFO charge for 2011

Basis point (decrease) increase over prior year:
			2011
	2012G		Original Guidance
	Low	High	Low	High *	2011	2010	2009	2008	2007	2006	2005
Basis point change in operating profit margin	(12)	(2)	3	NM	(22)	436	(574)	1	21	82	(11)

Unusual items:
Texas store closures										(29)	29
Goodwill impairment charges						(483)	483
Impairment charges											(13)
Labor buyout and health and welfare contributions										(15)	7
Stock option expense											15
Impact from gross presentation of gift card commissions					5
Fuel impact	7	7	(3)	(3)	9	(3)	(4)	(1)	4	15	6

Basis point change in operating profit margin, excluding fuel and unusual items	(5)	5	—	NM	(8)	(50)	(95)	—	25	53	33

LIFO charge					16
Basis point change in operating profit margin, excluding fuel, unusual items and LIFO charge					8

* Basis point change not specified.

Reconciliation of Net Cash Flow from Operating Activities to Adjusted EBITDA
(dollars in millions)

	2011	2010	2009	2008	2007	2006	2005	2004	2003
Net cash flow from operating activities	$2,023.6	$1,849.7	$2,549.7	$2,250.9	$2,190.5	$2,175.0	$1,881.0	$2,226.4	$1,609.6

Add (subtract):
Income taxes	363.9	290.6	144.2	539.3	515.2	369.4	287.9	233.7	310.9
Interest expense	272.2	298.5	331.7	358.7	388.9	396.1	402.6	411.2	442.4
Amortization of deferred finance costs	(5.4)	(4.8)	(4.8)	(5.1)	(5.3)	—	—	—	—
Excess tax benefit from exercise of stock options	1.8	1.6	0.1	1.5	38.3	—	—	—	—
Deferred income taxes	63.7	31.3	142.1	(171.7)	(130.8)	(1.1)	215.9	29.2	77.9
Net pension and post-retirement benefits expense	(114.3)	(125.2)	(140.1)	(96.7)	(72.1)	(83.1)	(115.6)	(112.9)	(130.9)
Contributions to pension and post-retirement benefit plans	176.2	17.7	24.4	42.5	33.0	29.2	18.1	15.1	12.1
(Increase) decrease in accrued claims and other liabilities	(23.2)	(36.2)	34.3	(21.1)	5.8	(10.8)	(44.1)	(118.1)	(52.7)
Gain (loss) on property dispositions and lease exit activities	65.6	27.5	(12.7)	19.0	42.3	17.8	(13.6)	(20.6)	13.4
Changes in working capital items	(385.8)	67.9	(426.7)	226.0	(45.6)	(181.4)	(310.9)	(538.2)	263.0
Other	(13.8)	6.6	(20.9)	3.1	(6.9)	(4.1)	(14.4)	(14.5)	(8.2)

Total Adjusted EBITDA	2,424.5	2,425.2	$2,621.3	$3,146.4	$2,953.3	$2,707.0	$2,306.9	$2,111.3	$2,537.5

Reconciliation of Net Income (Loss) Attributable to Safeway Inc. to Adjusted EBITDA (Interest Coverage)
(dollars in millions)

	2011	2010	2009	2008	2007	2006	2005	2004	2003

Net income (loss) attributable to Safeway Inc.	$516.7	$589.8	$(1,097.5)	$965.3	$888.4	$870.6	$561.1	$560.2	$(169.8)

Add (subtract):
Income taxes	363.9	290.6	144.2	539.3	515.2	369.4	287.9	233.7	310.9
Interest expense	272.2	298.5	331.7	358.7	388.9	396.1	402.6	411.2	442.4
Depreciation expense	1,148.8	1,162.4	1,171.2	1,141.1	1,071.2	991.4	932.7	894.6	863.6
LIFO expense (income)	35.1	(28.0)	(35.2)	34.9	13.9	1.2	(0.2)	(15.2)	(1.3)
Share-based employee compensation	50.0	55.5	61.7	64.3	48.4	51.2	59.7	—	—
Property impairment charges	44.7	71.7	73.7	40.3	27.1	39.2	78.9	39.4	344.9
Miscellaneous equity investment impairment charge	—	—	—	—	—	—	—	—	10.6
Goodwill impairment charges	—	—	1,974.2	—	—	—	—	—	729.1
Equity in (earnings) losses of unconsolidated affiliate	(13.0)	(15.3)	(8.5)	2.5	(8.7)	(21.1)	(15.8)	(12.6)	7.1
Dividend received from unconsolidated affiliate	6.1	—	5.8	—	8.9	9.0	—	—	—
Total Adjusted EBITDA	$2,424.5	$2,425.2	$2,621.3	$3,146.4	$2,953.3	$2,707.0	$2,306.9	$2,111.3	$2,537.5

Adjusted EBITDA as a multiple of interest expense	8.9x	8.1x	7.9x	8.8x	7.6x	6.8x	5.7x	5.1x	5.7x

Reconciliation of Gross Margin BP Change
Excluding Fuel, Gross Presentation of Gift Card Commissions and LIFO

Basis point (decrease) increase over prior year:

	2011	2010	2009	2008	2007	2006

Basis point change in gross margin	(125)	(34)	24	(36)	(8)	(11)
Fuel	80	27	(59)	10	20	28
Impact from gross presentation of gift card commissions	32	—	—	—	—	—
Basis point change in gross margin, excluding fuel and gross presentation of gift card commissions	(13)	(7)	(35)	(26)	12	17
LIFO	16	2	(18)	5	3	—
Basis point change in gross margin, excluding fuel, gross presentation of gift card commissions and LIFO	3	(5)	(53)	(21)	15	17

Reconciliation of Operating & Administrative Expense BP Change
Excluding Fuel, Gross Presentation of Gift Card Commissions and Unusual Items

Basis point (decrease) increase over prior year:

	2011	2010	2009	2008	2007	2006	2005

Basis point change in operating & administrative expense	(102)	12	116	(38)	(29)	(93)	(53)

Unusual items:
Texas store closures						29	(29)
Impairment charges							13
Labor buyout and health and welfare contributions						15	(7)
Stock option expense							(15)
Impact from gross presentation of gift card commissions	28
Fuel impact	69	31	(56)	11	16	13	32
Basis point change in operating & administrative expense, excluding fuel, gross presentation of gift card commissions and unusual items	(5)	43	60	(27)	(13)	(36)	(59)

2012 Guidance

▪ Earnings per Share[1]	$1.90 – $2.10
▪ ID Sales[2]	1% – 2%
▪ Operating Profit Margin Change[2,3]	+/- 5 bps
▪ Cash Capital Expenditures	~$0.9B
▪ Free Cash Flow[3]	$0.85 – $0.95B

[1] From continuing operations
[2] X-Fuel
[3] See website for reconciliation

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2011 Results

	Original Guidance	Actual
ID Sales X-Fuel	1.0% - 1.5%	1.0%
Inflation	1.0%	3.2%
Operating Profit Margin Change (X-Fuel)	flat to slightly positive	(8) bps
Capital Expenditures	~ $1.0B	$1.1B
Free Cash Flow	$0.75 - $0.85B	$0.75B
Earnings Per Share (X-Tax on Canadian Dividend)	$1.67 - $1.87	$1.78

See website for reconciliations

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Adjusted Operating Profit – Calendar Year

$ Millions

	2011	2010	$Δ	%Δ
Operating Profit	$1,135	$1,159	($24)	(2.1)%
Popular Adjustments				
Property Gains	66	28	38	
Property Impairment	(44)	(72)	28	
LIFO Credit/(Charge)	(35)	28	(63)	
Interest Rate – Workers' Comp*	(21)	-	(21)	
Adjusted Operating Profit	$1,170	$1,175	($5)	(0.4)%

*Rate reduction from 2010 - 2011

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Capital Spending as a % of Sales

13 year average = 2.8%
3.4%
3.6%
4.2%
4.2%
3.6%
2.1%
2.0%
2.4%
2.3%
2.4%
2.3%
2.2%
2.2%
2.3%
'04
'05
'06
'07
'08
'09
'10
'11
'12F
'13F
'14F
'15F
'16F
'11-'16

$1.2	$1.4	$1.7	$1.8	$1.6	$0.9	$0.8	$1.1	$0.9	$1.1	$1.1	$1.1	$1.1

$ Billions

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Free Cash Flow

$ Billions
0.5
0.4
0.4
0.7
1.5
1.1
0.8*
0.85 - 0.95
1.0 - 1.1
1.1 - 1.2
1.2 - 1.3
1.3 - 1.4
2005
2006
2007
2008
2009
2010
2011
2012F
2013F
2014F
2015F
2016F

2005	2006	2007	2008	2009	2010	2011	2012F	2013F	2014F	2015F	2016F
1.4	1.7	1.8	1.6	0.9	0.8	1.1	0.9	1.1	1.1	1.1	1.1

Capital Spending

*Includes tax on Canada dividend

See website for reconciliation

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